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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December 21, 2001



                              HOMESTORE.COM, INC.

                                ______________

            (Exact name of registrant as specified in its charter)


            Delaware                    000-26659              95-4438337
  ----------------------------         -----------         ------------------
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)        Identification No.)

                           30700 Russell Ranch Road
                      Westlake Village, California 91362

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure

     On December 21, 2001, Homestore.com, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following exhibit is filed herewith:

     99.1  Press Release dated December 21, 2001, of Homestore.com, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HOMESTORE.COM, INC.

     Date:   December 27, 2001              By: /s/ Allan Merrill
                                                --------------------------------
                                                Allan Merrill
                                                Executive Vice President


                                 EXHIBIT INDEX
                                 -------------

99.1  Press Release dated December 21, 2001 of Homestore.com, Inc.